UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00042

Deutsche Portfolio Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	1/31

Date of reporting period:	1/31/2017

ITEM 1.	REPORT TO STOCKHOLDERS

January 31, 2017

Annual Report
to Shareholders

Deutsche Core Plus Income Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

11 Performance Summary

13 Investment Portfolio

29 Statement of Assets and Liabilities

31 Statement of Operations

33 Statements of Changes in Net Assets

34 Financial Highlights

38 Notes to Financial Statements

57 Report of Independent Registered Public Accounting Firm

58 Information About Your Fund's Expenses

59 Tax Information

60 Advisory Agreement Board Considerations and Fee Evaluation

65 Board Members and Officers

70 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Today’s low-return investment environment — punctuated by periods of short-term volatility and plenty of opinions in the financial media — can be a challenge for those of us just trying to keep our portfolios moving forward.

Let’s face it: a report about the obstacles to economic growth grabs more attention than an article about the slow, steady improvement of the economy. The fact is, we continue to see the U.S. economy remaining on a moderate expansionary path. Although net exports are still challenged by modest global growth, most metrics suggest the labor market here at home continues to heal, which, along with low interest rates, is supporting the consumer.

Is action necessary? Numerous studies have found that acting impulsively on negative financial news can actually reduce your overall investment returns over time. That’s because there is a good chance you’ll miss the gains to be achieved if the market or a specific security recovers from a brief setback. So, assuming you have built your portfolio based on long-term needs and an honest assessment of your risk tolerance, short-term fluctuations should not cause an extreme level of worry.

As a global asset manager with decades of experience in helping investors through multiple market cycles, we want you to know and trust that our global intelligence, expertise and resources are here to support you. As always, we appreciate the opportunity to help you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 12 for more complete performance information.

For the annual period ended January 31, 2017, Deutsche Core Plus Income Fund returned 3.39%. The Bloomberg Barclays U.S. Aggregate Bond Index returned 1.45%. The average return for the fund's Morningstar peer group, the Intermediate-Term Bond Funds category, was 2.73%.

Investment Strategy

The fund seeks to maximize total return consistent with preservation of capital and prudent investment management by investing for both current income and capital appreciation. The fund invests mainly in U.S. dollar- denominated fixed-income securities, including corporate bonds, U.S. government and agency bonds, and mortgage- and asset-backed securities. The fund may also invest significantly in foreign investment-grade fixed-income securities and non-investment-grade (high-yield or junk bonds) securities of U.S. and foreign issuers, including issuers in countries with new or emerging securities markets. To maintain liquidity, the fund may also invest in cash or money market instruments.

As the 12-month period ended January 31, 2017 opened, demand for credit-oriented assets was soft in the wake of a resurgence of concerns around slowing growth in China and weakness in energy prices. However, sentiment would rebound beginning around the middle of February 2016, as investors became encouraged by the outlook for the U.S. Federal Reserve Board (the Fed) to take an even more gradual approach to raising rates and increased efforts by overseas central banks to stimulate growth. A rebound in oil prices off their January lows also supported risk assets.

In late June, markets were surprised by the results of a U.K. referendum which resulted in a vote to leave the European Union, leading to an investor flight to safety which pushed U.S. Treasury yields down to historical lows. However, credit-sensitive areas of the market would quickly resume their outperformance against a backdrop of supportive central banks and continued strength in commodity prices.

"The fund's performance relative to the benchmark was driven principally by overweight positioning with respect to credit-sensitive segments of the fixed-income market."

Returns for the broad U.S. fixed-income market would turn negative in the wake of the November 8th 2016 U.S. elections, as interest rates moved up in anticipation of higher growth and inflation under unified Republican control of the government. As U.S. Treasury yields trended higher over November and December of 2016, economically sensitive segments of the bond market held up better than their more interest-rate-sensitive, higher-quality counterparts.

For the full 12-month period ended January 31, 2017, investment-grade corporate bonds outperformed less credit-sensitive areas within the benchmark index. Below-investment-grade corporates and emerging-market issues experienced notably higher returns than those seen in the investment-grade universe.

U.S. Treasury yields finished the 12 months ended January 31, 2017 higher. For the full period, the two-year yield went from 0.76% to 1.19%, the five-year from 1.33% to 1.90%, the 10-year from 1.94% to 2.45% and the 30-year from 2.75% to 3.05%.

Positive and Negative Contributors to Performance

The fund's performance relative to the benchmark over the 12-month period was driven principally by overweight positioning with respect to credit-sensitive segments of the fixed-income market. In this vein, an off-benchmark allocation to below-investment-grade, high-yield corporate bonds was the leading positive contributor to performance. A smaller out-of-benchmark allocation to emerging-markets issues also added to relative performance. An overweight to investment-grade corporates vs. other segments within the benchmark helped returns as well. Positioning over the year with respect to securitized sectors added to performance relative to the benchmark, in particular, holdings of commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS).

Positioning with respect to interest rates was essentially a neutral factor in performance. While the fund's stance with respect to overall portfolio duration during the 12 months added to performance, this positive contribution was offset by adverse yield curve positioning.

Throughout the period, the fund used derivatives — including forward currency contracts — to hedge currency risk in certain portfolio positions, offsetting the potential impact of the downturn in foreign currencies relative to the U.S. dollar, as well as credit default swaps to hedge credit risk in the portfolio. It also used interest-rate contracts to hedge against potential adverse interest-rate movements on portfolio assets. In addition, the fund used derivatives, including forward currency and interest-rate contracts, for non-hedging purposes, to seek to enhance potential gains. Derivatives used for non-hedging purposes contributed to the fund's returns during the period.

Outlook and Positioning

As the reporting period ended January 31, 2017 came to a close, the fund's positioning reflected a relatively positive view of credit assets. In broad terms, exceptionally low interest rates globally should support a continued search for yield on the part of investors. In our view, the new U.S. administration's planned efforts to engage in fiscal stimulus, reduce taxes and ease regulations could have a favorable impact on corporate earnings. We view energy and financials as especially well positioned to benefit in this environment. Within the high-yield segment, we are overweight consumer cyclical issues, which could benefit from growth-oriented initiatives.

The fund's largest allocation at period end was a position of approximately 26% in investment-grade credit, followed by 24% in securitized assets, 22% in high-yield corporates and 18% in U.S. government-related issues. The allocation to emerging markets was approximately 9%.

We are positioned somewhat conservatively with respect to the fund's duration, as we see the potential for interest rates to rise from current levels. At the same time, we anticipate that volatility will create opportunities to tactically shift the portfolio's interest-rate sensitivity. In terms of curve positioning, we favor the middle of the yield curve, which is generally less directly impacted by Fed action than the short end and less vulnerable on a price basis than the long end of the curve should interest rates move broadly higher.

Portfolio Management Team

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas M. Farina, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2006 with 12 years of industry experience. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.

— Senior Portfolio Manager and Head of the Corporate Sector Fixed Income Team: New York.

— BA and MA in Economics, State University of New York at Albany.

Gregory M. Staples, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2005 with 23 years of industry experience. Prior to joining, he served as a Senior Managing Director at MONY.

— Co-Head of Fixed Income for North America: New York.

— BA in Economics, Columbia College; MBA, New York University, Stern School of Business.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar Intermediate-Term Bond Funds category represents funds that focus on corporate, government, foreign or other issues with an average duration of greater than or equal to 3.5 years but less than or equal to six years, or an average effective maturity of more than four years but less than 10 years. Source: Morningstar, Inc.

Commercial mortgage-backed securities (CMBS) are secured by loans on commercial properties.

Asset-backed securities (ABS) are bonds backed by receivables from consumer debt such as credit cards, home equity loans and auto loans.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

The seller of a credit default swap insures the buyer against the risk of default on a specified bond.

The federal funds rate is the interest rate, set by the U.S. Federal Reserve Board, at which banks lend money to each other, usually on an overnight basis.

Spread refers to the excess yield various bond sectors offer over financial instruments with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

Performance Summary January 31, 2017 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/17
Unadjusted for Sales Charge	3.39%	2.28%	1.86%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–1.26%	1.34%	1.39%
Bloomberg Barclays U.S. Aggregate Bond Index†	1.45%	2.09%	4.37%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/17
Unadjusted for Sales Charge	2.72%	1.53%	1.10%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	2.72%	1.53%	1.10%
Bloomberg Barclays U.S. Aggregate Bond Index†	1.45%	2.09%	4.37%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/17
No Sales Charge	3.65%	2.55%	2.10%
Bloomberg Barclays U.S. Aggregate Bond Index†	1.45%	2.09%	4.37%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/17
No Sales Charge	3.66%	2.52%	2.13%
Bloomberg Barclays U.S. Aggregate Bond Index†	1.45%	2.09%	4.37%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2016 are 1.10%, 1.90%, 0.85% and 0.74% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Core Plus Income Fund — Class A ■ Bloomberg Barclays U.S. Aggregate Bond Index†

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
1/31/17	$ 10.63	$ 10.63	$ 10.63	$ 10.58
1/31/16	$ 10.51	$ 10.51	$ 10.51	$ 10.46
Distribution Information as of 1/31/17
Income Dividends, Twelve Months	$ .25	$ .16	$ .27	$ .27
January Income Dividend	$ .0224	$ .0157	$ .0247	$ .0246
SEC 30-day Yield††	2.74%	2.12%	3.12%	3.12%
Current Annualized Distribution Rate††	2.53%	1.77%	2.79%	2.79%

†† The SEC yield is net investment income per share earned over the month ended January 31, 2017, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.51%, 1.87%, 2.88% and 2.99% for Class A, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2017. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.30%, 1.52%, 2.55% and 2.66% for Class A, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of January 31, 2017

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 56.2%
Consumer Discretionary 8.0%
AMC Networks, Inc., 5.0%, 4/1/2024	800,000	816,000
CCO Holdings LLC, 144A, 5.125%, 5/1/2027 (b)	1,250,000	1,273,437
Charter Communications Operating LLC:
3.579%, 7/23/2020	270,000	276,604
4.908%, 7/23/2025	567,000	596,206
6.484%, 10/23/2045	200,000	227,350
CVS Health Corp., 5.125%, 7/20/2045	320,000	351,946
Ford Motor Co., 5.291%, 12/8/2046	280,000	277,969
General Motors Co.:
6.6%, 4/1/2036	145,000	167,009
6.75%, 4/1/2046	200,000	236,607
General Motors Financial Co., Inc.:
2.4%, 5/9/2019	440,000	438,778
3.2%, 7/13/2020	590,000	594,311
3.2%, 7/6/2021	530,000	527,492
Hilton Domestic Operating Co., Inc., 144A, 4.25%, 9/1/2024	930,000	912,562
International Game Technology PLC, 144A, 6.5%, 2/15/2025	900,000	972,000
Lennar Corp.:
4.125%, 1/15/2022	1,515,000	1,527,802
4.75%, 11/15/2022	900,000	923,067
NCL Corp., Ltd., 144A, 4.75%, 12/15/2021	1,775,000	1,789,732
PulteGroup, Inc., 5.0%, 1/15/2027	1,875,000	1,844,531
Sabre GLBL, Inc., 144A, 5.375%, 4/15/2023	900,000	915,469
Time Warner, Inc., 3.8%, 2/15/2027	310,000	302,367
Toll Brothers Finance Corp., 4.875%, 11/15/2025	900,000	902,250
Walgreens Boots Alliance, Inc., 4.8%, 11/18/2044	280,000	285,104
		16,158,593
Consumer Staples 2.3%
Aramark Services, Inc., 144A, 4.75%, 6/1/2026	1,055,000	1,050,780
Danone SA, 144A, 2.947%, 11/2/2026	615,000	585,514
Kraft Heinz Foods Co., 4.375%, 6/1/2046	315,000	294,488
Minerva Luxembourg SA:
144A, 6.5%, 9/20/2026	1,224,000	1,216,350
144A, 12.25%, 2/10/2022	500,000	532,500
Molson Coors Brewing Co.:
3.0%, 7/15/2026	295,000	277,494
4.2%, 7/15/2046	330,000	306,253
PepsiCo, Inc., 4.45%, 4/14/2046	130,000	138,516
Smithfield Foods, Inc.:
144A, 3.35%, 2/1/2022 (b)	100,000	100,538
144A, 4.25%, 2/1/2027 (b)	130,000	131,474
		4,633,907
Energy 8.2%
Anadarko Petroleum Corp.:
4.85%, 3/15/2021	105,000	112,869
5.55%, 3/15/2026 (c)	230,000	258,733
Concho Resources, Inc., 5.5%, 4/1/2023	450,000	466,875
ConocoPhillips Co., 4.15%, 11/15/2034	250,000	246,818
Continental Resources, Inc., 5.0%, 9/15/2022	450,000	459,000
Enbridge, Inc., 5.5%, 12/1/2046	300,000	324,273
Encana Corp., 5.15%, 11/15/2041	180,000	171,049
Energy Transfer Partners LP, 5.95%, 10/1/2043	225,000	237,284
Ensco PLC, 4.7%, 3/15/2021 (c)	260,000	257,374
Halliburton Co., 4.85%, 11/15/2035	550,000	588,995
Kinder Morgan Energy Partners LP:
4.7%, 11/1/2042	300,000	281,156
6.375%, 3/1/2041	70,000	77,993
Marathon Oil Corp., 5.2%, 6/1/2045	390,000	381,356
MEG Energy Corp., 144A, 6.5%, 1/15/2025 (c)	315,000	318,150
Newfield Exploration Co., 5.75%, 1/30/2022	450,000	479,250
Noble Holding International Ltd.:
5.25%, 3/16/2018	80,000	80,600
7.75%, 1/15/2024	1,960,000	1,947,750
ONEOK Partners LP, 3.375%, 10/1/2022	175,000	176,143
Petrobras Global Finance BV:
6.125%, 1/17/2022 (c)	337,000	347,616
8.375%, 5/23/2021	1,825,000	2,034,875
Petroleos Mexicanos:
4.625%, 9/21/2023	375,000	365,625
144A, 5.375%, 3/13/2022	414,000	422,052
Plains All American Pipeline LP:
2.85%, 1/31/2023	465,000	446,986
4.3%, 1/31/2043	235,000	199,367
4.5%, 12/15/2026	420,000	425,020
Raizen Fuels Finance SA, 144A, 5.3%, 1/20/2027	750,000	748,500
Range Resources Corp., 4.875%, 5/15/2025	450,000	437,940
Regency Energy Partners LP, 4.5%, 11/1/2023	330,000	342,090
Rosneft Finance SA, 144A, 7.25%, 2/2/2020	800,000	880,312
Sabine Pass Liquefaction LLC, 144A, 5.0%, 3/15/2027	2,115,000	2,218,106
Shell International Finance BV, 4.0%, 5/10/2046	197,000	188,359
Sunoco Logistics Partners Operations LP, 5.3%, 4/1/2044	260,000	261,004
Valero Energy Partners LP, 4.375%, 12/15/2026	350,000	354,224
		16,537,744
Financials 14.8%
AerCap Ireland Capital DAC, 3.95%, 2/1/2022	1,785,000	1,818,487
AIA Group Ltd., 144A, 4.5%, 3/16/2046	200,000	200,942
Air Lease Corp., 3.0%, 9/15/2023	360,000	349,290
ANZ New Zealand International Ltd.:
144A, 2.125%, 7/28/2021	450,000	437,187
144A, 2.75%, 2/3/2021	295,000	295,091
Apollo Investment Corp., 5.25%, 3/3/2025	350,000	342,754
Ares Capital Corp.:
3.625%, 1/19/2022	480,000	469,456
3.875%, 1/15/2020	590,000	601,013
Banco de Bogota SA, 144A, 6.25%, 5/12/2026	774,000	804,186
Bank of America Corp., 4.443%, 1/20/2048	370,000	368,285
Banque Federative du Credit Mutuel SA, 144A, 2.5%, 4/13/2021	600,000	593,184
Barclays Bank PLC, 144A, 6.05%, 12/4/2017	1,390,000	1,433,293
BBVA Bancomer SA, 144A, 6.75%, 9/30/2022	600,000	652,500
Blackstone Holdings Finance Co., LLC, 144A, 5.0%, 6/15/2044	150,000	151,360
BPCE SA:
2.65%, 2/3/2021	395,000	394,135
3.375%, 12/2/2026 (c)	450,000	441,351
Capital One NA, 2.95%, 7/23/2021	1,520,000	1,532,798
Credit Agricole SA:
144A, 2.375%, 7/1/2021	385,000	378,077
144A, 4.125%, 1/10/2027	390,000	388,235
Credit Suisse Group AG, 144A, 4.282%, 1/9/2028	300,000	298,493
Credit Suisse Group Funding Guernsey Ltd.:
3.8%, 6/9/2023	525,000	524,839
4.55%, 4/17/2026	450,000	462,370
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044	310,000	304,792
FS Investment Corp., 4.75%, 5/15/2022	440,000	448,185
GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	550,000	576,900
HSBC Holdings PLC, 4.375%, 11/23/2026	380,000	382,024
Jefferies Group LLC, 5.125%, 4/13/2018	460,000	475,944
KKR Group Finance Co. III LLC, 144A, 5.125%, 6/1/2044	210,000	202,533
Legg Mason, Inc., 5.625%, 1/15/2044	300,000	303,257
Lloyds Banking Group PLC, 3.75%, 1/11/2027	505,000	496,428
Loews Corp., 4.125%, 5/15/2043	250,000	239,290
Macquarie Group Ltd., 144A, 6.0%, 1/14/2020	1,150,000	1,247,940
Manulife Financial Corp.:
4.9%, 9/17/2020	230,000	246,644
5.375%, 3/4/2046	310,000	365,554
Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065	60,000	56,057
Morgan Stanley:
3.0%, 2/7/2024 CAD	3,750,000	2,881,297
4.375%, 1/22/2047	270,000	266,964
Nationwide Building Society, 144A, 2.45%, 7/27/2021	425,000	418,927
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044	260,000	277,706
QBE Insurance Group Ltd., 144A, 2.4%, 5/1/2018	1,140,000	1,144,414
Royal Bank of Scotland Group PLC, 3.875%, 9/12/2023	530,000	515,078
Santander Holdings U.S.A., Inc., 2.7%, 5/24/2019	745,000	746,801
Santander UK Group Holdings PLC, 2.875%, 8/5/2021	950,000	938,086
Societe Generale SA, 144A, 7.375%, 12/29/2049	1,524,000	1,526,819
Standard Chartered PLC:
144A, 3.05%, 1/15/2021	565,000	565,080
144A, 4.05%, 4/12/2026	675,000	672,094
Sumitomo Mitsui Financial Group, Inc., 2.058%, 7/14/2021	220,000	212,770
Suncorp-Metway Ltd., 144A, 2.1%, 5/3/2019	270,000	268,979
Swiss Re Treasury U.S. Corp., 144A, 4.25%, 12/6/2042	200,000	194,808
Voya Financial, Inc., 4.8%, 6/15/2046	335,000	324,901
Woori Bank, 144A, 4.5%, 12/29/2049	750,000	725,597
		29,963,195
Health Care 2.5%
Abbott Laboratories, 2.9%, 11/30/2021	480,000	477,892
Aetna, Inc., 2.8%, 6/15/2023	240,000	238,078
Amgen, Inc., 2.6%, 8/19/2026	605,000	555,026
Anthem, Inc., 3.3%, 1/15/2023	180,000	180,127
Forest Laboratories LLC, 144A, 4.875%, 2/15/2021	500,000	538,264
HCA, Inc., 5.25%, 6/15/2026	900,000	938,250
Mylan NV, 144A, 5.25%, 6/15/2046	470,000	441,743
Shire Acquisitions Investments Ireland DAC, 3.2%, 9/23/2026	717,000	673,228
Stryker Corp.:
3.375%, 11/1/2025	240,000	239,907
4.625%, 3/15/2046	120,000	122,783
Teva Pharmaceutical Finance Netherlands III BV, 2.2%, 7/21/2021	430,000	409,665
UnitedHealth Group, Inc.:
3.45%, 1/15/2027	135,000	136,931
4.2%, 1/15/2047	210,000	211,900
		5,163,794
Industrials 2.5%
Bombardier, Inc., 144A, 8.75%, 12/1/2021	1,685,000	1,821,906
Embraer Netherlands Finance BV, 5.4%, 2/1/2027 (b)	1,300,000	1,307,631
FedEx Corp., 4.55%, 4/1/2046	260,000	259,489
Northrop Grumman Corp., 3.2%, 2/1/2027	455,000	447,262
Spirit AeroSystems, Inc., 5.25%, 3/15/2022	900,000	938,426
Transurban Finance Co. Pty Ltd., 144A, 3.375%, 3/22/2027	335,000	317,903
		5,092,617
Information Technology 4.3%
Activision Blizzard, Inc., 144A, 3.4%, 9/15/2026	410,000	391,378
Apple, Inc., 3.45%, 2/9/2045	170,000	149,131
Broadcom Corp.:
144A, 3.0%, 1/15/2022	280,000	278,783
144A, 3.625%, 1/15/2024	245,000	245,310
144A, 3.875%, 1/15/2027	276,000	273,895
CDW LLC, 6.0%, 8/15/2022	900,000	949,500
Diamond 1 Finance Corp.:
144A, 3.48%, 6/1/2019	425,000	433,744
144A, 4.42%, 6/15/2021	345,000	359,056
144A, 5.875%, 6/15/2021	1,655,000	1,745,798
144A, 8.1%, 7/15/2036	260,000	313,990
eBay, Inc., 3.8%, 3/9/2022	231,000	237,753
Fidelity National Information Services, Inc., 3.625%, 10/15/2020	400,000	413,796
Hewlett Packard Enterprise Co., 3.6%, 10/15/2020	280,000	287,433
Microsoft Corp., 3.45%, 8/8/2036	250,000	232,377
NVIDIA Corp., 2.2%, 9/16/2021	340,000	331,618
Quintiles IMS, Inc., 144A, 5.0%, 10/15/2026	750,000	754,995
Seagate HDD Cayman:
144A, 4.25%, 3/1/2022 (b)	235,000	234,460
5.75%, 12/1/2034	320,000	288,640
Tencent Holdings Ltd., 144A, 3.8%, 2/11/2025 (c)	750,000	758,236
Zayo Group LLC, 144A, 5.75%, 1/15/2027	90,000	92,142
		8,772,035
Materials 4.8%
AngloGold Ashanti Holdings PLC, 5.125%, 8/1/2022 (c)	750,000	776,062
Cemex SAB de CV, 144A, 7.75%, 4/16/2026	500,000	555,625
CF Industries, Inc., 3.45%, 6/1/2023 (c)	2,200,000	2,062,500
Equate Petrochemical BV:
144A, 3.0%, 3/3/2022	1,000,000	969,342
144A, 4.25%, 11/3/2026	1,210,000	1,188,825
Freeport-McMoRan, Inc., 2.375%, 3/15/2018	450,000	448,650
Glencore Funding LLC, 144A, 4.625%, 4/29/2024	120,000	124,170
Mexichem SAB de CV, 144A, 5.875%, 9/17/2044	1,000,000	902,480
Rio Tinto Finance U.S.A. Ltd., 3.75%, 6/15/2025	270,000	280,003
St. Marys Cement, Inc., 144A, 5.75%, 1/28/2027	1,185,000	1,158,337
Teck Resources Ltd., 144A, 8.0%, 6/1/2021	410,000	452,025
Yamana Gold, Inc., 4.95%, 7/15/2024	775,000	773,063
		9,691,082
Real Estate 3.8%
CBL & Associates LP:
(REIT), 4.6%, 10/15/2024	158,000	146,950
(REIT), 5.25%, 12/1/2023	440,000	436,327
(REIT), 5.95%, 12/15/2026	325,000	321,889
Crown Castle International Corp.:
(REIT), 4.0%, 3/1/2027 (b)	99,000	98,800
(REIT), 5.25%, 1/15/2023	335,000	363,911
Equinix, Inc., (REIT), 5.375%, 4/1/2023	900,000	941,697
Government Properties Income Trust, (REIT), 3.75%, 8/15/2019	330,000	333,159
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022	560,000	589,541
MGM Growth Properties Operating Partnership LP, 144A, (REIT), 4.5%, 9/1/2026	840,000	804,300
MPT Operating Partnership LP, (REIT), 5.25%, 8/1/2026	155,000	152,288
Omega Healthcare Investors, Inc., (REIT), 4.95%, 4/1/2024	370,000	376,491
Scentre Group Trust 1, 144A, (REIT), 3.5%, 2/12/2025	460,000	455,522
Select Income REIT, (REIT), 4.15%, 2/1/2022	370,000	369,350
Starwood Property Trust, Inc., 144A, (REIT), 5.0%, 12/15/2021	1,385,000	1,407,506
VEREIT Operating Partnership LP, (REIT), 4.125%, 6/1/2021	850,000	862,580
		7,660,311
Telecommunication Services 2.1%
AT&T, Inc.:
3.4%, 5/15/2025	500,000	478,294
4.25%, 3/1/2027 (b)	576,000	575,654
4.5%, 5/15/2035	505,000	474,772
Bharti Airtel International Netherlands BV, 144A, 5.125%, 3/11/2023	900,000	943,357
Deutsche Telekom International Finance BV:
144A, 2.82%, 1/19/2022	640,000	635,864
144A, 3.6%, 1/19/2027	554,000	547,346
Sprint Spectrum Co., LLC, 144A, 3.36%, 3/20/2023	205,000	205,256
Verizon Communications, Inc., 4.272%, 1/15/2036	425,000	395,650
		4,256,193
Utilities 2.9%
AES Argentina Generacion SA, 144A, 7.75%, 2/2/2024 (b)	600,000	600,000
AmeriGas Partners LP, 5.5%, 5/20/2025	1,820,000	1,865,500
Electricite de France SA, 144A, 4.75%, 10/13/2035	555,000	565,307
NRG Energy, Inc., 144A, 6.625%, 1/15/2027	815,000	808,888
Pampa Energia SA, 144A, 7.5%, 1/24/2027	1,363,000	1,349,315
Southern Co., 3.25%, 7/1/2026	590,000	570,679
Southern Power Co., Series F, 4.95%, 12/15/2046	231,000	227,767
		5,987,456
Total Corporate Bonds (Cost $113,010,855)		113,916,927

Mortgage-Backed Securities Pass-Throughs 7.2%
Federal Home Loan Mortgage Corp.:
3.5%, 7/1/2045	2,564,997	2,632,065
5.5%, 6/1/2035	2,142,608	2,402,772
Federal National Mortgage Association:
3.5%, 12/1/2046	2,435,459	2,497,850
4.0%, with various maturities from 9/1/2040 until 11/1/2045	4,370,205	4,607,700
5.5%, with various maturities from 12/1/2032 until 8/1/2037	2,193,300	2,453,192
6.5%, with various maturities from 3/1/2017 until 6/1/2017	5,093	5,108
Total Mortgage-Backed Securities Pass-Throughs (Cost $14,347,899)		14,598,687

Asset-Backed 4.9%
Automobile Receivables 1.1%
AmeriCredit Automobile Receivables Trust, "C", Series 2016-2, 2.87%, 11/8/2021	500,000	504,065
Avis Budget Rental Car Funding AESOP LLC, "C", Series 2015-1A, 144A, 3.96%, 7/20/2021	1,200,000	1,190,574
Skopos Auto Receivables Trust, "A", Series 2015-1A, 144A, 3.1%, 12/15/2023	575,647	573,646
		2,268,285
Credit Card Receivables 1.5%
World Financial Network Credit Card Master Trust, "M", Series 2016-A, 2.33%, 4/15/2025	3,000,000	2,938,763
Miscellaneous 2.3%
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026	449,876	444,067
Taco Bell Funding LLC, "A2I", Series 2016-1A, 144A, 3.832%, 5/25/2046	2,219,438	2,227,909
Telos CLO Ltd., "A1", Series 2014-6A, 144A, 2.38%*, 1/17/2027	1,500,000	1,498,581
Voya CLO Ltd., "C", Series 2015-1A, 144A, 4.282%*, 4/18/2027	500,000	487,463
		4,658,020
Total Asset-Backed (Cost $9,909,465)		9,865,068

Commercial Mortgage-Backed Securities 2.3%
Banc of America Commercial Mortgage Trust, "AM", Series 2006-3, 5.875%*, 7/10/2044	175,000	125,577
Commercial Mortgage Trust, "A3", Series 2013-CR12, 3.765%, 10/10/2046	200,000	210,232
FHLMC Multifamily Structured Pass-Through Certificates:
"X1", Series K043, Interest Only, 0.548%**, 12/25/2024	7,959,010	289,480
"X1", Series K054, Interest Only, 1.18%**, 1/25/2026	5,508,472	461,246
JPMBB Commercial Mortgage Securities Trust, "A3", Series 2014-C19, 3.669%, 4/15/2047	150,000	156,244
JPMorgan Chase Commercial Mortgage Securities Corp., "A4", Series 2007-C1, 5.716%, 2/15/2051	1,013,634	1,033,680
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%*, 7/15/2040	1,336,601	1,343,721
Wells Fargo Commercial Mortgage Trust, "A4", Series 2015-C27, 3.19%, 2/15/2048	1,110,000	1,112,815
Total Commercial Mortgage-Backed Securities (Cost $4,959,769)		4,732,995

Collateralized Mortgage Obligations 9.4%
Credit Suisse First Boston Mortgage Securities Corp., "10A3", Series 2005-10, 6.0%, 11/25/2035	265,622	146,482
Federal Home Loan Mortgage Corp.:
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027	1,377,909	127,467
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041	1,388,957	210,055
"C31", Series 303, Interest Only, 4.5%, 12/15/2042	4,522,846	884,178
"DZ", Series 4253, 4.75%, 9/15/2043	2,314,239	2,374,459
"MS", Series 3055, Interest Only, 5.833%**, 10/15/2035	1,611,497	277,366
"SG", Series 3859, Interest Only, 5.933%**, 11/15/2039	1,427,188	117,176
"JS", Series 3572, Interest Only, 6.033%**, 9/15/2039	688,008	95,202
Federal National Mortgage Association:
"AL", Series 2014-11, 2.5%, 11/25/2042	2,000,000	1,800,408
"KM", Series 2012-146, 3.0%, 1/25/2043	1,775,000	1,562,727
"PZ", Series 2016-9, 3.5%, 3/25/2046	2,936,285	2,815,891
"CE", Series 2015-60, 3.75%, 8/25/2045	2,082,000	2,116,196
"4", Series 406, Interest Only, 4.0%, 9/25/2040	737,243	148,141
"YI", Series 2008-36, Interest Only, 6.429%**, 7/25/2036	2,352,030	394,625
Government National Mortgage Association:
"BL", Series 2013-19, 2.5%, 2/20/2043	1,120,820	1,014,659
"LM", Series 2015-65, 3.0%, 5/20/2045	2,204,000	2,033,165
"DI", Series 2014-102, Interest Only, 3.5%, 7/16/2029	5,433,835	548,921
"HZ", Series 2012-56, 3.5%, 6/20/2040	1,023,270	1,036,745
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044	671,009	93,530
"AI", Series 2011-94, Interest Only, 4.5%, 1/20/2039	969,399	31,943
"DI", Series 2011-40, Interest Only, 4.5%, 12/20/2040	633,561	13,879
"EI", Series 2011-162, Interest Only, 4.5%, 5/20/2040	887,581	52,216
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044	542,299	100,440
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039	720,701	122,910
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039	267,787	48,498
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039	854,937	170,197
"AI", Series 2007-38, Interest Only, 5.693%**, 6/16/2037	241,196	34,739
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039	224,547	38,984
"SB", Series 2014-81, 13.316%*, 6/20/2044	477,087	618,501
Total Collateralized Mortgage Obligations (Cost $20,363,453)		19,029,700

Government & Agency Obligations 19.6%
Other Government Related (d) 1.9%
Novatek OAO, 144A, 6.604%, 2/3/2021	900,000	985,770
Province of New Brunswick Canada, 3.8%, 8/14/2045 CAD	3,000,000	2,383,262
Vnesheconombank, 144A, 6.902%, 7/9/2020	350,000	380,625
		3,749,657
Sovereign Bonds 0.8%
KazAgro National Management Holding JSC, 144A, 4.625%, 5/24/2023	1,000,000	948,656
Republic of Indonesia, 144A, 3.7%, 1/8/2022	735,000	745,056
		1,693,712
U.S. Government Sponsored Agency 1.0%
Federal Home Loan Mortgage Corp., 6.25%, 7/15/2032	1,500,000	2,068,326
U.S. Treasury Obligations 15.9%
U.S. Treasury Bonds, 2.25%, 8/15/2046	3,525,800	2,965,529
U.S. Treasury Notes:
0.75%, 10/31/2017 (e)	7,500,000	7,498,830
1.875%, 1/31/2022	2,640,000	2,635,771
2.0%, 11/15/2026	19,960,000	19,181,102
		32,281,232
Total Government & Agency Obligations (Cost $39,798,581)		39,792,927

Short-Term U.S. Treasury Obligations 1.2%
U.S. Treasury Bills:
0.4%***, 2/9/2017 (f)	1,880,000	1,879,803
0.56%***, 6/1/2017 (f)	450,000	449,227
Total Short-Term U.S. Treasury Obligations (Cost $2,327,259)		2,329,030

	Shares	Value ($)

Securities Lending Collateral 2.2%
Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.51% (g) (h) (Cost $4,392,160)	4,392,160	4,392,160

Cash Equivalents 2.7%
Deutsche Central Cash Management Government Fund, 0.54% (g) (Cost $5,510,191)	5,510,191	5,510,191

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $214,619,632)†	105.7	214,167,685
Other Assets and Liabilities, Net	(5.7)	(11,598,295)
Net Assets	100.0	202,569,390

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of January 31, 2017.

** These securities are shown at their current rate as of January 31, 2017.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $215,088,606. At January 31, 2017, net unrealized depreciation for all securities based on tax cost was $920,921. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,644,410 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,565,331.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) When-issued security.

(c) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at January 31, 2017 amounted to $4,256,501, which is 2.1% of net assets.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At January 31, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(f) At January 31, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

JSC: Joint Stock Company

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At January 31, 2017, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	3/22/2017	106	13,193,688	(24,330)
U.S. Treasury Long Bond	USD	3/22/2017	13	1,960,969	9,316
Ultra 10 Year U.S. Treasury Note	USD	3/22/2017	125	16,769,531	182,868
Total net unrealized appreciation					167,854

At January 31, 2017, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
5 Year U.S. Treasury Note	USD	3/31/2017	13	1,532,273	(2,362)
Euro-BTP Italian Government Bond	EUR	3/8/2017	27	3,815,567	104,889
Federal Republic of Germany Euro-Bund	EUR	3/8/2017	47	8,225,907	14,140
Ultra Long U.S. Treasury Bond	USD	3/22/2017	53	8,516,438	70,428
Total net unrealized appreciation					187,095

At January 31, 2017, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/Expiration Dates	Notional Amount ($)	Currency	Cash Flow Paid by the Fund	Cash Flow Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
2/3/2015 2/3/2045	5,300,000	USD	Fixed — 3.035%	Floating — 3-Month LIBOR	(518,394)	(457,294)
5/9/2016 5/9/2026	5,900,000	USD	Fixed — 2.48%	Floating — 3-Month LIBOR	(104,599)	(43,232)
12/14/2016 12/14/2046	2,400,000	CAD	Fixed — 2.386%	Floating — 3-Month CDOR	20,533	20,533
12/16/2015 9/16/2025	19,300,000	USD	Fixed — 2.64%	Floating — 3-Month LIBOR	(683,974)	(592,150)
12/16/2015 9/18/2017	3,900,000	USD	Fixed — 1.557%	Floating — 3-Month LIBOR	(27,985)	(29,087)
12/16/2015 9/18/2045	13,500,000	USD	Floating — 3-Month LIBOR	Fixed — 2.998%	1,045,208	607,307
Total net unrealized depreciation						(493,923)

CDOR: Canadian Dollar Offered Rate; 3-Month CDOR rate at January 31, 2017 is 0.96%.

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at January 31, 2017 is 1.03%.

At January 31, 2017, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
CAD	5,212,976	GBP	3,200,000	4/10/2017	23,261	Toronto-Dominion Bank
GBP	3,200,000	CAD	5,269,280	4/10/2017	20,040	Canadian Imperial Bank of Commerce
Total unrealized appreciation					43,301

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
CAD	3,205,335	USD	2,386,557	2/17/2017	(77,080)	Bank of America

Currency Abbreviations
CAD Canadian Dollar EUR Euro GBP British Pound USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, interest rate swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of January 31, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (i)
Corporate Bonds	$ —	$ 113,916,927	$ —	$ 113,916,927
Mortgage-Backed Securities Pass-Throughs	—	14,598,687	—	14,598,687
Asset-Backed	—	9,865,068	—	9,865,068
Commercial Mortgage-Backed Securities	—	4,732,995	—	4,732,995
Collateralized Mortgage Obligations	—	19,029,700	—	19,029,700
Government & Agency Obligations	—	39,792,927	—	39,792,927
Short Term U.S. Treasury Obligations	—	2,329,030	—	2,329,030
Short-Term Investments (i)	9,902,351	—	—	9,902,351
Derivatives (j)
Futures	381,641	—	—	381,641
Interest Rate Swap Contracts	—	627,840	—	627,840
Forward Foreign Currency Exchange Contracts	—	43,301	—	43,301
Total	$ 10,283,992	$ 204,936,475	$ —	$ 215,220,467
Liabilities	Level 1	Level 2	Level 3	Level 2

Derivatives (j)
Futures Contracts	$ (26,692)	$ —	$ —	$ (26,692)
Interest Rate Swap Contracts	—	(1,121,763)	—	(1,121,763)
Forward Foreign Currency Exchange Contracts	—	(77,080)	—	(77,080)
Total	$ (26,692)	$ (1,198,843)	$ —	$ (1,225,535)

There have been no transfers between fair value measurement levels during the year ended January 31, 2017.

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of January 31, 2017
Assets
Investments: Investments in non-affiliated securities, at value (cost $204,717,281) — including $4,256,501 of securities loaned	$ 204,265,334
Investment in Government & Agency Securities Portfolio (cost $4,392,160)*	4,392,160
Investment in Deutsche Central Cash Management Government Fund (cost $5,510,191)	5,510,191
Total investments in securities, at value (cost $214,619,632)	214,167,685
Cash	4,023
Foreign currency, at value (cost $616,679)	621,840
Receivable for investments sold	13,844,836
Receivable for investments sold — when-issued securities	10,260,088
Receivable for Fund shares sold	17,685
Interest receivable	1,604,046
Receivable for variation margin on futures contracts	43,137
Net receivable for pending swap contracts	28,521
Unrealized appreciation on forward foreign currency exchange contracts	43,301
Foreign taxes recoverable	2,284
Other assets	29,735
Total assets	240,667,181
Liabilities
Payable upon return of securities loaned	4,392,160
Payable for investments purchased	18,548,302
Payable for investments purchased — when–issued securities	14,682,561
Payable for Fund shares redeemed	17,244
Payable for variation margin on centrally cleared swaps	30,265
Unrealized depreciation on forward foreign currency exchange contracts	77,080
Accrued management fee	41,592
Accrued Trustees' fees	3,066
Other accrued expenses and payables	305,521
Total liabilities	38,097,791
Net assets, at value	$ 202,569,390

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2017 (continued)
Net Assets Consist of
Undistributed net investment income	1,731,842
Net unrealized appreciation (depreciation) on: Investments	(451,947)
Swap contracts	(493,923)
Futures	354,949
Foreign currency	(27,630)
Accumulated net realized gain (loss)	(121,423,115)
Paid-in capital	322,879,214
Net assets, at value	$ 202,569,390
Net Asset Value
Class A Net Asset Value and redemption price per share ($50,740,657 ÷ 4,774,734 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.63
Maximum offering price per share (100 ÷ 95.50 of $10.63)	$ 11.13

Class C

Net Asset Value offering and redemption price (subject to contingent deferred sales charges) per share ($2,113,649 ÷ 198,799 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 10.63
Class S Net Asset Value offering and redemption price per share ($121,384,017 ÷ 11,422,338 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.63
Institutional Class Net Asset Value offering and redemption price per share ($28,331,067 ÷ 2,677,435 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.58

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended January 31, 2017
Investment Income
Income: Interest	$ 7,327,696
Income distributions from affiliated Underlying Funds	77,719
Securities lending income, net of borrower rebates	60,759
Other income	30,386
Total income	7,496,560
Expenses: Management fee	1,033,883
Administration fee	222,340
Services to shareholders	280,830
Distribution and service fees	149,485
Custodian fee	23,545
Professional fees	122,758
Reports to shareholders	50,498
Registration fees	66,579
Trustees' fees and expenses	12,095
Other	113,129
Total expenses before expense reductions	2,075,142
Expense reductions	(511,701)
Total expenses after expense reductions	1,563,441
Net investment income	5,933,119
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(693,146)
Swap contracts	537,843
Futures	1,340,680
Written options	218,713
Foreign currency	(780,163)
623,927
Change in net unrealized appreciation (depreciation) on: Investments	3,225,372
Swap contracts	(1,608,739)
Futures	(141,114)
Written options	195,535
Foreign currency	50,921
1,721,975
Net gain (loss)	2,345,902
Net increase (decrease) in net assets resulting from operations	$ 8,279,021

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended January 31,
	2017	2016
Operations: Net investment income	$ 5,933,119	$ 6,937,438
Net realized gain (loss)	623,927	(8,293,637)
Change in net unrealized appreciation (depreciation)	1,721,975	(1,163,891)
Net increase (decrease) in net assets resulting from operations	8,279,021	(2,520,090)
Distributions to shareholders from: Net investment income: Class A	(1,244,387)	(1,703,931)
Class B	—	(763)
Class C	(35,182)	(63,140)
Class S	(3,283,292)	(4,338,273)
Institutional Class	(912,910)	(974,361)
Total distributions	(5,475,771)	(7,080,468)
Fund share transactions: Proceeds from shares sold	8,397,082	36,512,142
Reinvestment of distributions	4,804,893	6,145,562
Payments for shares redeemed	(42,272,043)	(50,673,310)
Net increase (decrease) in net assets from Fund share transactions	(29,070,068)	(8,015,606)
Increase (decrease) in net assets	(26,266,818)	(17,616,164)
Net assets at beginning of period	228,836,208	246,452,372
Net assets at end of period (including undistributed net investment income of $1,731,842 and $1,664,994, respectively)	$ 202,569,390	$ 228,836,208

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended January 31,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 10.51	$ 10.93	$ 10.76	$ 11.19	$ 10.87
Income (loss) from investment operations: Net investment income[a]	.27	.30	.35	.29	.28
Net realized and unrealized gain (loss)	.10	(.42)	.14	(.43)	.36
Total from investment operations	.37	(.12)	.49	(.14)	.64
Less distributions from: Net investment income	(.25)	(.30)	(.32)	(.29)	(.32)
Net asset value, end of period	$ 10.63	$ 10.51	$ 10.93	$ 10.76	$ 11.19
Total Return (%)[b,c]	3.39	(1.17)	4.67	(1.27)	6.00
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	51	56	64	69	84
Ratio of expenses before expense reductions (%)	1.13	1.10	1.08	1.06	1.04
Ratio of expenses after expense reductions (%)	.88	.88	.89	.86	.92
Ratio of net investment income (%)	2.49	2.78	3.16	2.68	2.52
Portfolio turnover rate (%)	264	270	317	343	354
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. [c] Total return would have been lower had certain expenses not been reduced.

Class C	Years Ended January 31,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 10.51	$ 10.94	$ 10.77	$ 11.19	$ 10.87
Income (loss) from investment operations: Net investment income[a]	.18	.22	.26	.21	.20
Net realized and unrealized gain (loss)	.10	(.43)	.15	(.43)	.36
Total from investment operations	.28	(.21)	.41	(.22)	.56
Less distributions from: Net investment income	(.16)	(.22)	(.24)	(.20)	(.24)
Net asset value, end of period	$ 10.63	$ 10.51	$ 10.94	$ 10.77	$ 11.19
Total Return (%)[b,c]	2.72	(1.90)	3.79	(1.92)	5.20
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	3	4	5
Ratio of expenses before expense reductions (%)	1.93	1.90	1.88	1.87	1.85
Ratio of expenses after expense reductions (%)	1.63	1.63	1.64	1.61	1.68
Ratio of net investment income (%)	1.73	2.04	2.40	1.92	1.78
Portfolio turnover rate (%)	264	270	317	343	354
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. [c] Total return would have been lower had certain expenses not been reduced.

Class S	Years Ended January 31,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 10.51	$ 10.93	$ 10.76	$ 11.19	$ 10.86
Income (loss) from investment operations: Net investment income[a]	.29	.32	.37	.32	.31
Net realized and unrealized gain (loss)	.10	(.41)	.15	(.44)	.37
Total from investment operations	.39	(.09)	.52	(.12)	.68
Less distributions from: Net investment income	(.27)	(.33)	(.35)	(.31)	(.35)
Net asset value, end of period	$ 10.63	$ 10.51	$ 10.93	$ 10.76	$ 11.19
Total Return (%)[b]	3.65	(.92)	4.93	(1.02)	6.35
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	121	132	149	160	199
Ratio of expenses before expense reductions (%)	.88	.85	.84	.83	.81
Ratio of expenses after expense reductions (%)	.63	.63	.64	.61	.67
Ratio of net investment income (%)	2.74	3.03	3.41	2.93	2.77
Portfolio turnover rate (%)	264	270	317	343	354
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Institutional Class	Years Ended January 31,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 10.46	$ 10.89	$ 10.72	$ 11.15	$ 10.83
Income (loss) from investment operations: Net investment income[a]	.29	.32	.34	.32	.30
Net realized and unrealized gain (loss)	.10	(.42)	.17	(.44)	.37
Total from investment operations	.39	(.10)	.51	(.12)	.67
Less distributions from: Net investment income	(.27)	(.33)	(.34)	(.31)	(.35)
Net asset value, end of period	$ 10.58	$ 10.46	$ 10.89	$ 10.72	$ 11.15
Total Return (%)[b]	3.66	(.93)	4.84	(1.03)	6.30
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	38	30	7	11
Ratio of expenses before expense reductions (%)	.77	.74	.74	.74	.71
Ratio of expenses after expense reductions (%)	.63	.63	.63	.61	.67
Ratio of net investment income (%)	2.73	2.98	3.17	2.91	2.76
Portfolio turnover rate (%)	264	270	317	343	354
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Core Plus Income Fund (the "Fund") is a diversified series of Deutsche Portfolio Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended January 31, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds, including Government & Agency Securities Portfolio, managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of January 31, 2017) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of January 31, 2017, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon current interpretation of tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At January 31, 2017, the Fund had net tax basis capital loss carryforwards of approximately $120,599,000, including $106,339,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2018, the expiration date, whichever occurs first; and $14,260,000 of post-enactment short-term losses ($7,018,000) and long-term losses ($7,242,000), which may be applied against realized net taxable capital capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of January 31, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, forward currency contracts, futures contracts, swap contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At January 31, 2017, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:

Undistributed ordinary income*	$ 1,552,212
Capital loss carryforwards	$ (120,599,000)
Net unrealized appreciation (depreciation) on investments	$ (920,921)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended January 31,
	2017	2016
Distributions from ordinary income*	$ 5,475,771	$ 7,080,468

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis, net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended January 31, 2017, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no open credit default swap contracts as of January 31, 2017. For the year ended January 31, 2017, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $20,394,000, and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $10,000,000.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended January 31, 2017, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of January 31, 2017 is included in a table following the Fund's Investment Portfolio. For the year ended January 31, 2017, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $50,300,000 to $101,841,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended January 31, 2017, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open option contracts as of January 31, 2017. For the year ended January 31, 2017, the investment in written options contracts had a total value generally indicative of a range from $0 to approximately $760,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended January 31, 2017, the Fund invested in interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of January 31, 2017 is included in a table following the Fund's Investment Portfolio. For the year ended January 31, 2017, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $5,322,000 to $31,924,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $4,819,000 to $22,090,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended January 31, 2017, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund also entered into forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of January 31, 2017 is included in a table following the Fund's Investment Portfolio. For the year ended January 31, 2017, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $11,494,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $4,781,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $7,934,000.

The following tables summarize the value of the Fund's derivative instruments held as of January 31, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ 627,840	$ 381,641	$ 1,009,481
Foreign Exchange Contracts (b)	43,301	—	—	43,301
	$ 43,301	$ 627,840	$ 381,641	$ 1,052,782

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ (1,121,763)	$ (26,692)	$ (1,148,455)
Foreign Exchange Contracts (b)	(77,080)	—	—	(77,080)
	$ (77,080)	$ (1,121,763)	$ (26,692)	$ (1,225,535)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended January 31, 2017 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ —	$ (739,843)	$ —	$ —	$ (739,843)
Credit Contracts (b)	—	—	(544,111)	—	(544,111)
Interest Rate Contracts (b)	218,713	—	1,081,954	1,340,680	2,641,347
	$ 218,713	$ (739,843)	$ 537,843	$ 1,340,680	$ 1,357,393

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from written options, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ —	$ 31,484	$ —	$ —	$ 31,484
Credit Contracts (b)	—	—	(118,033)	—	(118,033)
Interest Rate Contracts (b)	195,535	—	(1,490,706)	(141,114)	(1,436,285)
	$ 195,535	$ 31,484	$ (1,608,739)	$ (141,114)	$ (1,522,834)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) of foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on written options, swap contracts and futures, respectively

As of January 31, 2017, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Consolidated Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Canadian Imperial Bank of Commerce	$ 20,040	$ —	$ —	$ 20,040
Toronto-Dominion Bank	23,261	—	—	23,261
	$ 43,301	$ —	$ —	$ 43,301
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America	$ 77,080	$ —	$ —	$ 77,080

C. Purchases and Sales of Securities

During the year ended January 31, 2017, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $442,379,870 and $461,598,042, respectively. Purchases and sales of U.S. Treasury obligations aggregated $130,782,542 and $118,704,044, respectively.

For the year ended January 31, 2017, transactions for written options on interest rate swap contracts were as follows:

	Contract Amount	Premiums
Outstanding, beginning of period	49,200,000	$ 564,575
Options closed	(19,700,000)	(328,427)
Options expired	(29,500,000)	(236,148)
Outstanding, end of period	—	$ —

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.465%
Next $750 million of such net assets	.435%
Next $1.5 billion of such net assets	.415%
Next $2.5 billion of such net assets	.395%
Next $2.5 billion of such net assets	.365%
Next $2.5 billion of such net assets	.345%
Next $2.5 billion of such net assets	.325%
Over $12.5 billion of such net assets	.315%

Accordingly, for the year ended January 31, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.465% of the Fund's average daily net assets.

For the period from February 1, 2016 through April 30, 2016 (through February 10, 2016 for Class B shares), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.88%
Class B	1.63%
Class C	1.63%
Class S	.63%
Institutional Class	.63%

For the period from May 1, 2016 through September 30, 2016, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.90%
Class C	1.65%
Class S	.65%
Institutional Class	.65%

Effective October 1, 2016 through September 30, 2017, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.85%
Class C	1.60%
Class S	.60%
Institutional Class	.60%

For the year ended January 31, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 133,526
Class C	6,799
Class S	323,052
Institutional Class	48,324
$ 511,701

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended January 31, 2017, the Administration Fee was $222,340, of which $17,201 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended January 31, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at January 31, 2017
Class A	$ 37,322	$ 12,065
Class C	1,640	502
Class S	130,887	42,063
Institutional Class	997	318
	$ 170,846	$ 54,948

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended January 31, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2017
Class C	$ 17,266	$ 1,337

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended January 31, 2017, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2017	Annual Rate
Class A	$ 126,592	$ 31,015.23%
Class C	5,627	1,252.24%
	$ 132,219	$ 32,267

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended January 31, 2017 aggregated $1,701.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C shares, of the value of the shares redeemed. There were no CDSC for Class C shares for the year ended January 31, 2017. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended January 31, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $21,788, of which $9,100 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended January 31, 2017, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $5,035.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at January 31, 2017.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended January 31, 2017		Year Ended January 31, 2016
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	198,764	$ 2,127,772	230,404	$ 2,463,109
Class B	—	—	21	231
Class C	22,259	236,338	12,602	133,974
Class S	379,258	4,060,253	448,377	4,785,120
Institutional Class	185,477	1,972,719	2,760,799	29,129,708
		$ 8,397,082		$ 36,512,142
Shares issued to shareholders in reinvestment of distributions
Class A	103,968	$ 1,108,340	140,899	$ 1,506,339
Class B	—	—	46	494
Class C	2,969	31,663	5,389	57,697
Class S	258,122	2,751,980	337,386	3,606,671
Institutional Class	86,012	912,910	91,767	974,361
		$ 4,804,893		$ 6,145,562
Shares redeemed
Class A	(830,670)	$ (8,854,680)	(914,285)	$ (9,747,800)
Class B	(55)*	(578)*	(8,097)	(87,005)
Class C	(68,075)	(728,544)	(92,018)	(980,880)
Class S	(1,820,094)	(19,473,619)	(1,815,585)	(19,381,529)
Institutional Class	(1,241,460)	(13,214,622)	(1,950,970)	(20,476,096)
		$ (42,272,043)		$ (50,673,310)
Net increase (decrease)
Class A	(527,938)	$ (5,618,568)	(542,982)	$ (5,778,352)
Class B	(55)*	(578)*	(8,030)	(86,280)
Class C	(42,847)	(460,543)	(74,027)	(789,209)
Class S	(1,182,714)	(12,661,386)	(1,029,822)	(10,989,738)
Institutional Class	(969,971)	(10,328,993)	901,596	9,627,973
		$ (29,070,068)		$ (8,015,606)

* For the period from February 1, 2016 to February 10, 2016 (see Note A).

G. Transactions with Affiliates

The Deutsche Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Deutsche Funds during the year ended January 31, 2017 is as follows:

Affiliate	Value ($) at 1/31/2016	Purchases Cost ($)	Sales Proceeds ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Value ($) at 1/31/2017
Deutsche Variable NAV Money Fund	5,030,937	29,361	5,061,809	—	27,877	—
Deutsche Central Cash Management Government Fund	36,779,214	201,179,296	232,448,319	—	49,842	5,510,191
Total	41,810,151	201,208,657	237,510,128	—	77,719	5,510,191

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Portfolio Trust and the Shareholders of Deutsche Core Plus Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Core Plus Income Fund (the "Fund") as of January 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2017 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts March 21, 2017	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2016 to January 31, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2017 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 8/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/17	$ 986.10	$ 982.40	$ 987.30	$ 987.20
Expenses Paid per $1,000*	$ 4.34	$ 8.07	$ 3.10	$ 3.10
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 8/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/17	$ 1,020.76	$ 1,016.99	$ 1,022.02	$ 1,022.02
Expenses Paid per $1,000*	$ 4.42	$ 8.21	$ 3.15	$ 3.15

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche Core Plus Income Fund	.87%	1.62%	.62%	.62%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

A total of 7% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Core Plus Income Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM manages both an institutional account and a Deutsche Europe fund comparable to the Fund. The Board took note of the differences in services provided to Deutsche Funds as compared to institutional accounts and Deutsche Europe funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	98	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	98	—
John W. Ballantine (1946) Board Member since 1999

Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Eron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Assn; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)

		98	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	98	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	98	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	98	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	98	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	98	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	98	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	98	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	98	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Hepsen Uzcan[6] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, Deutsche AM Service Company; formerly, Secretary, Deutsche AM Distributors, Inc.
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; AML Compliance Officer, Deutsche AM Distributors, Inc.; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SZIAX	SZICX	SCSBX	SZIIX
CUSIP Number	25157W 107	25157W 305	25157W 404	25157W 503
Fund Number	463	763	2063	1463

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche core plus income Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended January 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$102,632	$0	$0	$0
2016	$93,832	$0	$0	$0

The “All Other Fees Billed to Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended January 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$52,339	$0
2016	$0	$30,661	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended January 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$0	$52,339	$0	$52,339
2016	$0	$30,661	$0	$30,661

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 and 2017 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Core Plus Income Fund, a series of Deutsche Portfolio Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	3/28/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	3/28/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	3/28/2017